[CREDIT SUISSE ASSET MANAGEMENT LOGO]

CREDIT SUISSE FUNDS

SEMIANNUAL REPORT

February 28, 2002
(Unaudited)

- CREDIT SUISSE
  MUNICIPAL BOND FUND

More complete information about the Fund, including charges and expenses, is provided in the Prospectus, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-927-2874 or by writing to Credit Suisse Funds, P.O. Box 9030, Boston, MA 02205-9030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at 466 Lexington Ave., New York, NY 10017-3147. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

THE FUND'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE FUND'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF FEBRUARY 28, 2002; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES.
NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

CREDIT SUISSE MUNICIPAL BOND FUND
PORTFOLIO MANAGERS' LETTER
February 28, 2002

                                                                  March 28, 2002

Dear Shareholder:

  For the six months ended February 28, 2002, the Common Class Shares and Institutional Shares of Credit Suisse Municipal Bond Fund(1) (the "Fund") had gains of 1.63% and 1.76%, respectively, vs. a return of 1.99% for the Lehman Brothers Municipal Bond Index.(2)

  The period was ultimately a positive one for fixed-income securities, at least for the higher-quality issues targeted by the Fund. These bonds rallied into early November, with investors seeking relatively stable, liquid investments amid much economic uncertainty and in the wake of the terrorist attacks. Investment-grade bonds declined through the end of 2001, however, as risk concerns eased and as investors rotated into equities. The group then ended the period on a positive note; investors took profits in stocks early in 2002 and directed some of the proceeds back into bonds.

  We attribute the Fund's underperformance of its benchmark weakness in certain holdings in the fourth quarter of 2001. Most specifically, we were overweighted in hospital-related bonds, which generally underperformed in the aftermath of September 11th. We also had relatively little exposure to short-maturity bonds (i.e., bonds with maturities of less than four years) at a time when such bonds performed well, benefiting the most from the Federal Reserve's interest-rate cuts in the quarter. On the positive side, the Fund was aided by its underweighting in long-maturity bonds and its avoidance of zero-coupon issues.

  We made no changes to the Fund in the period in terms of basic strategy, remaining focused on intermediate-term, investment-grade issues. And while monitoring the market for new investment opportunities, we also continued to add to existing holdings on price weakness, in cases where our confidence in the underlying issuer remained high.

  With respect to noteworthy portfolio activity, we sold some California bonds in January, based on our assessment of supply/demand trends for the state's municipal market; and we sold certain New York bonds, originally purchased after September 11, that had become more richly valued. In more general terms, late in the period we made some adjustments to the portfolio that we consider to be relatively conservative (e.g., selectively adding a few shorter-term bonds). We believe such moves could offer some downside protection should municipal bonds falter in April. Investors have in the past sold bonds at tax time for payment purposes. If municipal-bond prices indeed decline over the near term, we will seek to lock in the higher yields that would, by definition, become available.

  Looking ahead, we remain guardedly optimistic regarding the fundamentals for issuers of municipal bonds. While a weak economy has hampered municipalities, the number of recent credit downgrades and projected downgrades is not alarming nor unusual at this point in the credit cycle, in our opinion, and downgrades should become less frequent as the economy begins to recover.

  We also have a favorable view on the longer-term supply/demand backdrop for the municipal market. On the supply front, certain fundings merit close scrutiny, e.g., an expected $4.5 billion issuance by New York's Metropolitan Transit Authority this year (New York MTA and Triborough Bridge/Tunnel bonds accounted for about 6.8% of the Fund as of February 28), and the California power bailout bonds; on the other hand, any rise in interest rates would limit refundings. All told, we are comfortable with the overall projected issuance going forward. Meanwhile, we believe that demand for securities offering tax-free income should prove supportive over time, barring any unforeseen slashing of income-tax rates.

Sincerely yours,

CREDIT SUISSE ASSET MANAGEMENT, LLC

Gregg M. Diliberto                            Patrick A. Bittner
Co-Portfolio Manager                          Co-Portfolio Manager

                SUMMARY OF ANNUALIZED TOTAL RETURNS (2/28/2002)

                                                      SINCE       INCEPTION
CLASS                   ONE YEAR      FIVE YEAR     INCEPTION        DATE
-----                   --------      ---------     ---------     ---------
Common                    6.41%          N/A           5.15%      10/30/1998
Institutional             6.68%         6.17%          6.14%      06/17/1994

  A PORTION OF INCOME MAY BE SUBJECT TO STATE, LOCAL AND CITY TAXES OR THE FEDERAL ALTERNATIVE MINIMUM TAX.

----------
(1) Name changed from Credit Suisse Warburg Pincus Municipal Bond Fund effective December 12, 2001.
(2) The Lehman Brothers Municipal Bond Index is an unmanaged index (with no defined investment objective) of municipal bonds and is calculated by Lehman Brothers, Inc. Investors cannot invest directly in an index.

CREDIT SUISSE MUNICIPAL BOND FUND
SCHEDULE OF INVESTMENTS
February 28, 2002 (Unaudited)

       PAR                                                              RATINGS(1)
      (000)                                                           (S&P/MOODY'S)     MATURITY    RATE%     VALUE
      -----                                                           -------------     --------    -----     -----
MUNICIPAL BONDS (99.3%)
ALASKA (6.0%)
    $ 1,170     Anchorage, AK, General Obligation, Series B            (AAA , Aaa)       07/01/13    5.500   $ 1,275,885
                                                                                                             -----------
ARIZONA (4.9%)
      1,000     Arizona Health Facilities, Authority Hospital
                 Systems, Revenue Bonds, Series A (Phoenix
                 Childrens Hospital)                                    (NR , A3)        02/15/13    6.000     1,049,940
                                                                                                             -----------
COLORADO (6.7%)
        700     Colorado Health Facilities Authority Revenue,
                 Catholic Health Initiatives, Series A                 (AA- , Aa3)       12/01/07    5.500       757,421
        595     Colorado Springs, CO, Utility Revenue Bonds            (AAA , Aaa)       11/15/17    5.875       668,881
                                                                                                             -----------
TOTAL COLORADO (Cost $1,305,222)                                                                               1,426,302
                                                                                                             -----------
FLORIDA (2.3%)
        460     Tallahassee, FL, Electric Revenue Bonds                (AAA , Aaa)       10/01/06    6.100       499,905
                                                                                                             -----------
ILLINOIS (8.1%)
      1,000     Chicago, IL, Metro Water Reclamation District
                 Greater Chicago, Capital Improvement Bonds,
                 General Obligation                                    (AA+ , Aa1)       01/01/11    7.000     1,197,720
        225     Cook County, IL, General Obligation, Series B          (AAA , Aaa)       11/15/10    5.400       237,971
        300     Illinois Development Finance Authority,
                 Adventist Health Systems, Sunbelt Obligation,
                 Revenue Bonds                                         (A- , Baa1)       11/15/24    5.650       289,929
                                                                                                             -----------
TOTAL ILLINOIS (Cost $1,644,888)                                                                               1,725,620
                                                                                                             -----------
LOUISIANA (3.4%)
        635     New Orleans, LA, Home Mortgage Authority,
                 Special Obligation Bonds                              (NR , Aaa)        01/15/11    6.250       727,939
                                                                                                             -----------
MARYLAND (8.6%)
        750     Frederick County, MD, General Obligation               (AA , Aa2)        07/01/07    5.000       809,452
        850     Maryland State Transportation Authority,
                 Transportation Facilities Project, Revenue
                 Bonds                                                 (AAA , Aaa)       07/01/16    6.800     1,016,710
                                                                                                             -----------
TOTAL MARYLAND (Cost $1,675,315)                                                                               1,826,162
                                                                                                             -----------
MASSACHUSETTS (0.1%)
         20     Massachusetts State, Water Resources
                 Authority, Series A                                    (AA , Aa3)       07/15/19    6.500        23,947
                                                                                                             -----------
MINNESOTA (6.4%)
      1,310     Minnesota Public Facilities Authority, Water
                 Pollution, Series A                                   (AAA , Aaa)       03/01/16    5.250     1,368,347
                                                                                                             -----------
NEW JERSEY (2.1%)
        440     New Jersey Health Care Facilities, Financing
                 Authority, Trinitas Hospital Obligation Group,
                 Revenue Bonds                                        (BBB- , Baa3)      07/01/04    6.500       458,080
                                                                                                             -----------

                 See Accompanying Notes to Financial Statements.

                                        3

        PAR                                                            RATINGS(1)
       (000)                                                         (S&P/MOODY'S)      MATURITY    RATE%    VALUE
       -----                                                         -------------      --------    -----    -----
NEW YORK (32.1%)
   $    210     Housing New York Corporation, Revenue Bonds            (AAA, Aa3)       11/01/10    5.500  $  216,493
        205     Metropolitan Transportation Authority, NY,
                 Commuter Facilities, Revenue Bonds, Series A         (BBB+, Baa1)      07/01/06    5.000     221,064
        110     Metropolitan Transportation Authority, NY,
                 Commuter Facilities, Revenue Bonds, Series C-1       (AAA , Aaa)       07/01/06    6.000     123,516
        200     Metropolitan Transportation Authority, NY,
                 Service Contract Transportation Facilities,
                 Revenue Bonds, Series O                               (AA- , A3)       07/01/08    5.750     223,486
        500     Nassau County, NY, General Obligation
                 Unlimited, Series F                                 (BBB- , Baa3)      03/01/04    7.000     534,230
         55     New York City, General Obligation, Series C            (A , A2)         10/01/15    5.500      56,576
      1,000     New York City, General Obligation, Series G            (A , A2)         02/01/08    5.750   1,078,900
        100     New York City, General Obligation Unlimited,
                 Series A                                              (A , A2)         08/01/04    6.000     108,217
        200     New York City, Transitional Finance Authority,
                 Revenue Bonds, Series A Future Tax Secured           (AA+ , Aa2)       08/15/11    5.250     216,836
        225     New York State Dormitory Authority, City
                University, Revenue Bond, Series F (Callable
                07/01/03 @ $102.00)                                    (AA- , A3)       07/01/12    5.500     238,774
         40     New York State Dormitory Authority, Revenue
                 Bonds (Judicial Facilities Lease)                    (AAA , Aaa)       07/01/16    7.375      49,394
        100     New York State Housing Finance Agency,
                 New York City Health Facilities, Revenue Bond,
                 Series A                                              (A , A3)         11/01/06    6.000     111,971
        360     New York State Power Authority,  General
                 Purpose Revenue Bonds                                (AAA , Aaa)       01/01/18    7.000     441,400
        100     New York State Thruway Authority, Service
                 Contract Revenue Bonds, Series A                     (AAA , Aaa)       01/01/07    5.250     107,145
        175     New York, General Obligation Unlimited,
                 Series G                                               (A , A2)        08/01/05    4.500     183,433
        955     New York, General Obligation, Series A                  (A , A2)        08/01/08    6.250   1,064,071
         75     Port Authority New York & New Jersey,
                 Revenue Bonds, Series 86                              (AA- , A1)       07/01/05    4.900      79,642
        225     Port Authority New York & New Jersey, Revenue
                 Bonds, Series 114                                     (AA- , A1)       08/01/13    5.500     233,955
        580     Suffolk County, NY, Water Authority Waterworks,
                 Revenue Bonds, Series V                               (AAA , NR)       06/01/12    6.750     691,609
        730     Triborough Bridge & Tunnel Authority, New York,
                 General Purpose Bonds, Series A                       (AA- , Aa3)      01/01/20    5.200     737,242
        120     Triborough Bridge & Tunnel Authority, New York,
                 Revenue Bonds, Series A                               (AA- , Aa3)      01/01/08    5.500     131,573
                                                                                                         ------------
TOTAL NEW YORK (Cost $6,554,867)                                                                            6,849,527
                                                                                                         ------------

                 See Accompanying Notes to Financial Statements.

                                        4

        PAR                                                           RATINGS(1)
       (000)                                                         (S&P/MOODY'S)      MATURITY    RATE%      VALUE
       -----                                                         -------------      --------    -----      -----
PUERTO RICO (6.6%)
   $    300     Puerto Rico Commonwealth Highway &
                 Transportation Authority, Revenue Bonds,
                 Series E                                             (AAA , Aaa)       07/01/11    5.500  $    335,703
      1,000     Puerto Rico Commonwealth Highway &
                 Transportation Authority, Revenue Bonds,
                 Series F                                              (A , Baa1)       07/01/11    5.250     1,076,250
                                                                                                           ------------
TOTAL PUERTO RICO (Cost $1,386,928)                                                                           1,411,953
                                                                                                           ------------
SOUTH DAKOTA (0.9%)
        160     Heartland Consumers Power District, SD,
                 Electric Revenue Bonds                               (AAA , Aaa)       01/01/16    6.375       182,150
                                                                                                           ------------
TEXAS (0.9%)
        165     Houston, TX, Sewer Systems, Revenue Bonds              (NR , Aaa)       10/01/08    6.375       184,777
          5     San Antonio, TX, Electric & Gas, Revenue
                 Bonds, Prerefunded                                    (AA , Aa1)       02/01/12    5.000         5,363
                                                                                                           ------------
TOTAL TEXAS (Cost $181,774)                                                                                     190,140
                                                                                                           ------------
UTAH (4.7%)
      1,000     Utah State Building Ownership Authority Lease,
                 Revenue Bond, Series A                               (AAA , Aa1)       05/15/21    5.000     1,001,450
                                                                                                           ------------
VIRGINIA (5.0%)
        630     Fairfax County, VA, Redevelopment & Housing
                 Authority, Revenue Bonds (Island Walk Project)        (AAA , NR)       04/01/19    7.100       790,732
        150     Loudon County, VA, Public Improvement,
                 General Obligation, Series B                         (AA+ , Aa1)       01/01/07    5.000       161,276
        100     Virginia State Residential  Authority, Clean Water,
                 State Revolving Fund, Revenue Bonds                  (AAA , Aaa)       10/01/09    5.000       108,103
                                                                                                           ------------
TOTAL VIRGINIA (Cost $948,110)                                                                                1,060,111
                                                                                                           ------------
WEST VIRGINIA (0.5%)
        100     Harrison County, WV, Building Community,
                 Revenue Bonds, Series A
                 (United Hospital Center, Inc.)                       (AAA , Aaa)       04/01/02    4.550       100,204
                                                                                                           ------------
TOTAL MUNICIPAL BONDS (Cost $20,106,086)                                                                     21,177,662
                                                                                                           ------------
SHORT-TERM INVESTMENT (8.3%)
      1,778     State Street Bank & Trust Co. Euro Time Deposit
                 (Cost $1,778,000)                                                      03/01/02    1.625     1,778,000
                                                                                                           ------------
TOTAL INVESTMENTS AT VALUE (107.6%) (Cost $21,884,086(2))                                                    22,955,662
LIABILITIES IN EXCESS OF OTHER ASSETS (-7.6%)                                                                (1,630,855)
                                                                                                           ------------
NET ASSETS (100.0%)                                                                                        $ 21,324,807
                                                                                                           ============

------------------------------------------------------------------------------------------------------------------------

(1) Credit ratings given by Moody's Investors Service, Inc. and Standard & Poor's Ratings Group are unaudited.

(2) Also cost for federal income tax purposes.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
February 28, 2002 (Unaudited)

ASSETS
    Investments at value (Cost $21,884,086)                                                $ 22,955,662
    Cash                                                                                          3,905
    Dividend and interest receivable                                                            233,378
    Receivable from investment advisor                                                            8,895
    Prepaid expenses and other assets                                                            42,393
                                                                                           ------------
      Total Assets                                                                           23,244,233
                                                                                           ------------
LIABILITIES
    Administrative services fee payable                                                           1,445
    Payable for investments purchased                                                         1,848,686
    Dividend payable                                                                             59,676
    Distribution fee payable                                                                      4,413
    Other accrued expenses payable                                                                5,206
                                                                                           ------------
      Total Liabilities                                                                       1,919,426
                                                                                           ------------
NET ASSETS
    Capital stock, $0.001 par value                                                               1,451
    Paid-in capital                                                                          20,090,166
    Accumulated undistributed net investment income                                                  50
    Accumulated net realized gain from investments                                              145,558
    Net unrealized appreciation from investments                                              1,087,582
                                                                                           ------------
      Net Assets                                                                           $ 21,324,807
                                                                                           ============
COMMON SHARES
    Net assets                                                                             $ 16,451,500
    Shares outstanding                                                                        1,119,158
                                                                                           ------------
    Net asset value, offering price and redemption price per share                         $      14.70
                                                                                           ============
INSTITUTIONAL SHARES
    Net assets                                                                             $  4,872,192
    Shares outstanding                                                                          331,343
                                                                                           ------------
    Net asset value, offering price and redemption price per share                         $      14.70
                                                                                           ============
A SHARES
    Net assets                                                                             $      1,115
    Shares outstanding                                                                               76
                                                                                           ------------
    Net asset value and redemption price per share                                         $      14.69
                                                                                           ============
    Maximum offering price per share (net asset value/(1-3.00%))                           $      15.14
                                                                                           ============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS
For the Six Months Ended February 28, 2002 (Unaudited)

INTEREST INCOME                                                                            $    528,910
                                                                                           ------------

EXPENSES
    Investment advisory fees                                                                     79,511
    Administrative services fees                                                                 12,921
    Shareholder servicing/Distribution fees                                                      22,366
    Printing fees                                                                                32,082
    Registration fees                                                                            19,387
    Legal fees                                                                                   13,283
    Transfer agent fees                                                                          13,162
    Audit fees                                                                                    7,259
    Directors fees                                                                                6,815
    Custodian fees                                                                                1,670
    Insurance expense                                                                             1,431
    Interest expense                                                                                438
    Miscellaneous expense                                                                         3,592
                                                                                           ------------
      Total expenses                                                                            213,917
    Less: fees waived, expenses reimbursed and transfer agent offsets                          (112,040)
                                                                                           ------------
      Net expenses                                                                              101,877
                                                                                           ------------
        Net investment income                                                                   427,033
                                                                                           ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
    Net realized gain from investments                                                          253,764
    Net change in unrealized appreciation (depreciation) from investments                      (315,521)
                                                                                           ------------
    Net realized and unrealized loss from investments                                           (61,757)
                                                                                           ------------
    Net increase in net assets resulting from operations                                   $    365,276
                                                                                           ============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE MUNICIPAL BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        FOR THE SIX MONTHS
                                                                                               ENDED           FOR THE YEAR
                                                                                        FEBRUARY 28, 2002         ENDED
                                                                                           (UNAUDITED)       AUGUST 31, 2001
                                                                                        ------------------    --------------
FROM OPERATIONS
  Net investment income                                                                    $    427,033       $     805,923
  Net realized gain on investments                                                              253,764           1,173,465
  Net change in unrealized appreciation (depreciation) from investments                        (315,521)           (237,555)
                                                                                           ------------       -------------
    Net increase in net assets resulting from operations                                        365,276           1,741,833
                                                                                           ------------       -------------
FROM DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income
    Common Class shares                                                                        (331,676)           (357,429)
    Institutional Class shares                                                                  (95,273)           (491,593)
    Class A shares                                                                                  (10)                 --
  Distributions from net realized gains
    Common Class shares                                                                        (675,184)                 --
    Institutional Class shares                                                                 (176,272)                 --
    Class A shares                                                                                  (37)                 --
                                                                                           ------------       -------------
    Net decrease in net assets from dividends and distributions                              (1,278,452)           (849,022)
                                                                                           ------------       -------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares                                                                2,185,563          14,576,020
  Exchange value of shares due to merger                                                             --          22,307,654
  Reinvestment of dividends and distributions                                                   974,416             740,279
  Net asset value of shares redeemed                                                         (4,540,578)        (30,050,286)
                                                                                           ------------       -------------
    Net increase (decrease) in net assets from capital share transactions                    (1,380,599)          7,573,667
                                                                                           ------------       -------------
  Net increase (decrease) in net assets                                                      (2,293,775)          8,466,478

NET ASSETS
  Beginning of period                                                                        23,618,582          15,152,104
  End of period                                                                            $ 21,324,807       $  23,618,582
                                                                                           ============       =============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)                                                 $         50       $         (24)
                                                                                           ============       =============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Period)


                                                         FOR THE SIX
                                                         MONTHS ENDED            FOR THE YEAR ENDED AUGUST 31,
                                                       FEBRUARY28, 2002   -----------------------------------------
                                                         (UNAUDITED)          2001          2000         1999(1)
                                                       ----------------   -----------    ----------    ------------
PER SHARE DATA
  Net asset value, beginning of period                     $  15.30         $  14.47      $  14.29      $  15.14
                                                           --------         --------      --------      --------

INVESTMENT OPERATIONS
  Net investment income                                        0.28             0.62          0.63          0.54
  Net gain (loss) on investments
    (both realized and unrealized)                            (0.05)            0.83          0.25         (0.66)
                                                           --------         --------      --------      --------
      Total from investment operations                         0.23             1.45          0.88         (0.12)
                                                           --------         --------      --------      --------

LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                        (0.28)           (0.62)        (0.68)        (0.52)
  Distributions from net realized gains                       (0.55)              --         (0.02)        (0.21)
                                                           --------         --------      --------      --------
      Total dividends and distributions                       (0.83)           (0.62)        (0.70)        (0.73)
                                                           --------         --------      --------      --------
NET ASSET VALUE, END OF PERIOD                             $  14.70         $  15.30      $  14.47      $  14.29
                                                           ========         ========      ========      ========
      Total return                                             1.63%(2)        10.24%         6.42%        (0.85)%(2)

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                 $ 16,452         $ 18,672      $    524      $    211
    Ratio of expenses to average net assets                    0.95%(3),(4)     0.96%(4)      1.27%(4)      1.26%(3)
    Ratio of net investment income to average net assets       3.71%(3)         4.06%         4.55%         4.44%(3)
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                     0.95%(3)         1.10%         0.82%         0.45%(3)
  Portfolio turnover rate                                        69%             139%            5%           26%

----------
(1) For the period October 30, 1998 (inception date) through August 31, 1999.

(2) Non-annualized.

(3) Annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
(For an Institutional Class Share of the Fund Outstanding Throughout Each
Period)


                                           FOR THE SIX
                                           MONTHS ENDED                    FOR THE YEAR ENDED AUGUST 31,
                                        FEBRUARY 28,  2002  ------------------------------------------------------------
                                           (UNAUDITED)         2001         2000          1999       1998       1997
                                        -----------------   ---------    ----------    ---------- ---------- -----------
PER SHARE DATA
  Net asset value, beginning of period       $ 15.30         $ 14.47      $  14.30      $  15.12   $  14.84   $  14.65
                                             -------         -------      --------      --------   --------   --------
INVESTMENT OPERATIONS
  Net investment income                         0.29            0.65          0.69          0.67       0.70       0.72
  Net gain (loss) on investments
    (both realized and unrealized)             (0.04)           0.84          0.21         (0.60)      0.40       0.65
                                             -------         -------      --------      --------   --------   --------
      Total from investment operations          0.25            1.49          0.90          0.07       1.10       1.37
                                             -------         -------      --------      --------   --------   --------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income         (0.30)          (0.66)        (0.71)        (0.68)     (0.71)     (0.72)
  Distributions from net realized gains        (0.55)             --         (0.02)        (0.21)     (0.11)     (0.46)
                                             -------         -------      --------      --------   --------   --------
      Total dividends and distributions        (0.85)          (0.66)        (0.73)        (0.89)     (0.82)     (1.18)
                                             -------         -------      --------      --------   --------   --------
NET ASSET VALUE, END OF PERIOD               $ 14.70         $ 15.30      $  14.47      $  14.30   $  15.12   $  14.84
                                             =======         =======      ========      ========   ========   ========
      Total return                              1.76%(1)       10.53%         6.62%         0.36%      7.62%      9.74%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)   $ 4,872         $ 4,947      $ 14,628      $ 22,423   $ 22,229   $ 19,810
    Ratio of expenses to average net assets     0.70%(2),(3)    0.93%(3)      1.00%(3)      0.99%      1.00%      1.00%
    Ratio of net investment income to
      average net assets                        3.96%(2)        4.16%         4.79%         4.49%      4.72%      4.88%
    Decrease reflected in above operating
      expense ratios due to waivers/
      reimbursements                            0.95%(2)        0.74%         0.78%         0.44%      0.39%      0.37%
  Portfolio turnover rate                         69%            139%            5%           26%        57%        43%

----------
(1) Non-annualized.

(2) Annualized.

(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS
February 28, 2002 (Unaudited)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Credit Suisse Municipal Bond Fund, formerly Credit Suisse Warburg Pincus Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified open-end management investment company that seeks high total return.

  The Fund is authorized to offer four classes of shares: Common, Institutional, Advisor and Class A, although only Common, and Class A shares are being offered. Effective November 30, 2001 the Fund began offering Class A shares. Effective December 12, 2001 Common Class closed to new investors and Institutional Class closed to new investments. Common shares for the fund bear expenses paid pursuant to a shareholder servicing and distribution agreement at an annual rate not to exceed .25% of the average daily net asset value of the Fund's outstanding Common shares. Class A shares are sold with a front-end sales charge of up to 3.00% and bear expenses paid pursuant to a plan of distribution at an annual rate of .25% of the average daily net asset value of the Fund's
Class A shares. For the period November 30, 2001 through February 26, 2002 the Class A shares were sold with a front-end sales charge of up to 4.75%. Effective February 27, 2002 the front-end sales charge was reduced from 4.75% to 3.00%. In addition, the Common and Class A shares bear co-administration fees. Results for the Class A shares are contained in a separate book.

  A) SECURITY VALUATION -- The net asset value of the Fund is determined daily as of the close of regular trading on The New York Stock Exchange, Inc. The Fund's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price, and if there is no bid price available, at the most recent ask price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, matrices, yield curves and other specific adjustments. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value.

  B) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses, principal distribution and shareholder servicing fees) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

  C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America ("GAAP").

  D) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

  E) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

  F) SHORT-TERM INVESTMENTS -- The Fund, together with other funds advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pool available cash into a short-term time deposit issued by State Street Bank & Trust, the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

  CSAM serves as investment adviser for the Fund. For its investment advisory services, CSAM is entitled to receive a fee from the Fund at an annual rate of ..70% of the Fund's average daily net assets. For the six months ended February 28, 2002, investment advisory fees earned and voluntarily waived, and expenses reimbursed were as follows:

       GROSS                              NET              EXPENSE
   ADVISORY FEE          WAIVER      ADVISORY FEE      REIMBURSEMENTS
   ------------          ------      ------------      --------------
     $ 79,511          $ (79,511)      $   --             $ (28,039)

  Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Financial Services Group, serve as co-administrators to the Fund. For its administrative services, CSAMSI currently receives a fee calculated at an annual rate of .10% of the Fund's average daily net assets of the Common and Class A shares. No compensation is payable by the Fund to CSAMSI for its administrative services for the Institutional shares. For the six months ended February 28, 2002, administrative services fees earned and voluntarily waived by CSAMSI were $4,473 and $4,473, respectively.

  For its administrative services, PFPC is entitled to receive a fee, exclusive of out-of-pocket, based on the following fee structure:

    AVERAGE DAILY NET ASSETS                          ANNUAL RATE
    ------------------------                          -----------
    First $150 million                       .07% of average daily net assets
    Next $150 million                        .06% of average daily net assets
    Over $300 million                        .05% of average daily net assets

  For the six months ended February 28, 2002, the administrative services fees earned by PFPC (including out-of-pocket expenses) were $8,448.

  At its meeting held on February 12, 2002 the Board of Directors adopted a resolution to approve a Co-Administrator Agreement between the Fund and State Street Bank and Trust Company ("SSB") replacing PFPC effective mid 2002.

  In addition to serving as the Fund's co-administrator, CSAMSI serves as distributor to the Fund's shares. Pursuant to a distribution plan adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives a fee for its distribution services. This fee is calculated at an annual rate of .25% of the average daily net assets of the Common and Class A shares. For the six months ended February 28, 2002, shareholder servicing and distribution fees earned by CSAMSI were $22,366.

  Boston Financial Data Services, Inc. ("BFDS") serves as the Fund's transfer and dividend disbursement agent. The Fund has an arrangement with BFDS whereby interest earned on uninvested cash balances was used to offset a portion of the transfer agent expenses. For the six months ended February 28, 2002, the Fund received credits or reimbursements under this agreement in the amount of $17.

  Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund, and receive compensation from CSAM. CSAM is then reimbursed by the Fund. For the six months ended February 28, 2002, the Fund reimbursed CSAM $10,479, which is included in the Fund's transfer agent expense.

  For the six months ended February 28, 2002 CSAMSI and its affiliates advised the Fund that it retained $6 from commissions earned on the sale of the Fund's shares.

  Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing services. For the six months ended February 28, 2002, Merrill was paid $39,299 for its services to the Fund.

NOTE 3. LINE OF CREDIT

  The Fund, together with other funds advised by CSAM (collectively, the "Participating Funds"), participated in a $200 million committed, unsecured line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Participating Funds' share redemptions. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of .10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such a manner as was determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal funds rate plus .50%. For the six months ended February 28, 2002, the fund had no borrowings under the Credit Facility.

NOTE 4. PURCHASES AND SALES OF SECURITIES

  For the six months ended February 28, 2002, purchases and sales of investment securities (excluding short-term investments) were $13,209,964 and $15,070,667, respectively.

  At February 28, 2002, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) were $1,081,630 and $10,054, respectively.

NOTE 5. CAPITAL SHARE TRANSACTIONS

  Each class of shares of the Fund is authorized to issue one billion full and fractional shares of capital stock, $.001 par value per share. Transactions in capital shares for each class were as follows:

                                                                   COMMON CLASS
                                       --------------------------------------------------------------------
                                         FOR THE SIX MONTHS ENDED                 FOR THE YEAR ENDED
                                       FEBRUARY 28, 2002 (UNAUDITED)               AUGUST 31, 2001
                                       --------------------------------------------------------------------
                                         SHARES           VALUE              SHARES              VALUE
                                       ----------      ------------       -----------        -------------
Shares sold                               147,790      $  2,184,420           295,675        $   4,427,093
Shares exchanged due to merger                 --                --         1,490,041           22,307,654
Shares issued in reinvestment
 of dividends and distributions            50,626           735,023            18,292              273,283
Shares redeemed                          (299,749)       (4,413,158)         (619,744)          (9,250,259)
                                       ----------      ------------       -----------        -------------
Net increase (decrease)                  (101,333)     $ (1,493,715)        1,184,264        $  17,757,771
                                       ==========      ============       ===========        =============

                                                               INSTITUTIONAL CLASS
                                       --------------------------------------------------------------------
                                         FOR THE SIX MONTHS ENDED                 FOR THE YEAR ENDED
                                       FEBRUARY 28, 2002 (UNAUDITED)                AUGUST 31, 2001
                                       --------------------------------------------------------------------
                                         SHARES           VALUE              SHARES              VALUE
                                       ----------      ------------       -----------        -------------
Shares sold                                    --      $         --           670,970        $  10,148,927
Shares issued in reinvestment
of dividends and distributions             16,470           239,393            31,651              466,996
Shares redeemed                            (8,358)         (127,420)       (1,390,250)         (20,800,027)
                                       ----------      ------------       -----------        -------------
Net increase (decrease)                     8,112      $    111,973          (687,629)       $ (10,184,104)
                                       ==========      ============       ===========        =============


                                                   CLASS A
                                       -------------------------------
                                         FOR THE SIX MONTHS ENDED
                                       FEBRUARY 28, 2002(1) (UNAUDITED)
                                       -------------------------------
                                         SHARES              VALUE
                                       ----------         ------------
Shares sold                                    76         $      1,143
                                       ----------         ------------
Net increase                                   76         $      1,143
                                       ==========         ============

(1) For the period November 30, 2001 (inception date) through February 28, 2002.

  On February 28, 2002, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund were as follows:

                                      NUMBER OF        APPROXIMATE PERCENTAGE
                                     SHAREHOLDERS      OF OUTSTANDING SHARES
                                     ------------      ----------------------
       Common Class                       1                    5.69%
       Institutional Class                6                   97.93%
       Class A                            1                   87.09%

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